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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES AND EXCHANGE
                                   ACT OF 1934

Filed by the Registrant    |X|  Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14Aa-6(e)(2))

|_|      Definitive Proxy Statement

|X|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12

                       CAPITAL ENVIRONMENTAL RESOURCE INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement no.:

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(3)      Filing Party:

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(4)      Date Filed:

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

         DEFINITIVE ADDITIONAL MATERIALS FILED PURSUANT TO SECTION 14(A)
                                     OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                       CAPITAL ENVIRONMENTAL RESOURCE INC.
                       FISCAL YEAR ENDED DECEMBER 31, 1999
                        COMMISSION FILE NUMBER 333-77633
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ITEM 6
Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, Capital Environmental Resource Inc. files the following definitive additional materials to its proxy statement dated April 28, 2000 and mailed May 5, 2000, a copy of which has been sent to stockholders as of the date hereof:

[Letterhead of Capital Environmental Resource Inc.]

May 26, 2000


Dear Stockholder:

We are sending this letter to you to advise you of recent changes in the beneficial ownership of our common stock and to supplement our proxy statement dated May 5, 2000. Based on a United States Securities and Exchange Commission, or SEC, filing made by Don A. Sanders on May 10, 2000, we have learned that Mr. Sanders, the Chairman of the Executive Committee of Sanders Morris Harris Inc., beneficially owns 495,984 shares of our common stock. Also, according to an SEC filing made by Goldman Sachs Asset Management on January 10, 2000, Goldman Sachs Asset Management beneficially owns 956,500 shares of our common stock.

In addition, due to an inadvertent error in our proxy statement, we underreported the total number of shares beneficially owned by Tony Busseri, our CEO and Chairman of the Board of Directors, and Allard Loopstra, our Chief Operating Officer. Mr. Busseri beneficially owns 206,320 shares of our common stock, not 84,446 shares as reported in our proxy statement. Mr. Loopstra beneficially owns 67,388 shares of our common stock, not 55,388 shares as reported in our proxy statement

The following chart sets forth the beneficial ownership of our common stock under SEC rules as of May 10, 2000 and should replace the chart set forth on page 17 of our proxy statement:

                                                                      BENEFICIAL OWNERSHIP OF SHARES
                  NAME AND ADDRESS                                NUMBER                          PERCENT
Goldman Sachs Asset Management (1)
1 New York Plaza
New York, New York  10004                                         956,500                           13.29%


Environmental Opportunities Fund II
c/o Sanders Morris Harris
126 East 56th Street, 24th Floor.
New York, New York  10022                                         722,443                           10.04%

Environmental Opportunities Fund L.P.
c/o Sanders Morris Harris
126 East 56th Street, 24th Floor
New York, New York  10022                                         563,036                            7.82%

Don A. Sanders (2)
126 East 56th Street, 24th Floor
New York, New York  10022                                         495,984                            6.89%

Tony Busseri, Chief Executive Officer and
Chairman of the Board of Directors(3)                             206,320                            2.83%

Kenneth Ch'uan-k'ai Leung, Director                                70,619                             *

Allard Loopstra, Chief Operating Officer
and Director                                                       67,388                             *

George Boothe, President                                           27,694                             *

David C. Langille, Chief Financial Officer and
Director                                                             -                                *

Dennis Nolan, Executive Vice President, Secretary
and General Counsel                                                  -                                *

Bruce Cummings, Director                                             -                                *

David Lowenstein, Director                                           -                                *

Directors and Officers as a group (eight
persons)                                                          372,021                            5.00%

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*    Less than one percent (1%).

(1)  Based on a Schedule 13G filed on January 10, 2000.

(2) Based on a Schedule 13D filed on May 10, 2000. Includes 222,010 owned by clients of Mr. Sanders and shares as to which Mr. Sanders has shared dispositive power, and 16,438 shares owned by Mr. Sanders' spouse.

(3) Includes 121,854 shares held by 1220764 Ontario Inc., which is wholly-owned by Mr. Busseri, and 84,466 options to acquire common stock currently exercisable or exercisable within 60 days of May 10, 2000.


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We are pleased to be able to provide you with this updated information about the ownership of our common stock. We look forward to seeing you at our annual and special meeting of stockholders on June 6, 2000 at the Royal York Hotel, 100 Front Street West, Toronto, Ontario at 10:00 a.m. If you have any questions about this information, please contact Dennis Nolan, our Secretary and General Counsel, at (905) 319-6054.

Thank you for your continued support of Capital Environmental.

Very truly yours,





/s/ Tony Busseri
Chief Executive Officer and
Chairman of the Board of Directors